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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED APRIL 13, 2013
       TO THE PROSPECTUS DATED APRIL 30, 2012, AS REVISED AND REPRINTED
                       AUGUST 20, 2012 (AS SUPPLEMENTED)

This supplement revises information in the supplement dated April 12, 2013 to the Prospectus dated April 30, 2012, as Revised and Reprinted August 20, 2012 (As Supplemented) describing a new version of the optional GMIB Max rider (GMIB Max V) that may be elected with the Class O contract issued by First MetLife Investors Insurance Company ("we," "us," or "our"). Your selling firm does not make the GMIB Max V available for purchase.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

   Distributor:
   MetLife Investors Distribution Company             Telephone: (800) 709-2811
   5 Park Plaza, Suite 1900, Irvine, CA 92614

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